UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:     January 26, 2006

(Date of earliest event reported)

CIPRICO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-11336	41-1749708
(Commission File No.)	(IRS Employer Identification No.)

17400 Medina Road, Plymouth, MN 55447

(Address of Principal Executive Offices)(Zip Code)

(763) 551-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Ciprico Inc. held its Annual Meeting of Stockholders at 3:30 pm(CDT) on January 26, 2006.  A quorum was achieved and the motions were approved to set the number of directors at six and to elect two people to serve as directors of the Company.  Mr. Mark D. Griffiths and Mr. James D. Gerson were elected to serve for three-year terms on the Board of Directors.

The Board of Directors elected James W. Hansen, Chairman, Michael M. Vekich, Lead Director, and Monte S. Johnson, Secretary and Treasurer.  The Board also appointed Mr. Hansen, President and Chief Executive Officer, and Mr. Johnson Senior Vice President and Chief Financial Officer.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

At the conclusion of the business portion of the Annual Meeting of Stockholders on January 26, 2006, management presented information set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

In addition to the presentation attached hereto, management also made the following comments that are deemed to be pertinent to a stockholder or investor review of the presentation:

1)              Clarification on Mr. Hansen’s point regarding quarter over quarter growth – “For the first time in almost 3 years we have had quarter over previous year quarter growth, 2 quarters in a row."

2)              Mr. Ascher, VP- Engineering indicated the Company was pursing two opportunities for the FlexSTORE™ software licensing that if consummated could result in significant revenues over a long period of time, he stated that based on his estimates on a present value basis these contracts could ultimately be worth $5 million in revenue for one, and $15 million in revenue for the other.

3)              Mr. Hansen also clarified that after the introduction of MediaVault™ Services it would take some time before this service was breakeven and this would not occur prior to the end of the fiscal year.  In response to a question Mr. Hansen further indicated that the revenue from these services would be a small number in fiscal 2006.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)                                  Financial Statements: None.

(b)                                 Pro Forma financial information: None.

(c)                                  Exhibits:

99.1           Management presentation following the Annual Meeting of Stockholders held on January 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ciprico Inc.

	By	/s/ Monte S. Johnson
Date: January 30, 2006	Monte S. Johnson, Senior Vice President Chief Financial Officer (Principal Financial and Accounting Officer)

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

EXHIBIT INDEX

to

Form 8-K Current Report

CIPRICO INC.

Exhibit Number	Description
99.1	Management presentation following the Annual Meeting of Stockholders held on January 26, 2006.